Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements for NewMarket Corporation have been prepared to reflect the sale by Foundry Park I, LLC (Foundry Park) of certain real property in July 2013, as disclosed in Item 2.01 of this Form 8-K. The results of operation and financial position of Foundry Park, which comprised our real estate development segment, have been included in certain of our prior filings with the Securities and Exchange Commission (SEC).

The following pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements included in our Form 10-K for the year ended December 31, 2012, filed with the SEC on February 15, 2013, and Form 10-Q for the quarter ended March 31, 2013, filed on April 29, 2013. The unaudited pro forma consolidated statements of income, which have been prepared for the three months ended March 31, 2013 and 2012 and for the years ended December 31, 2012, 2011, and 2010, give effect to the sale as if it had occurred at the beginning of each of the periods presented. The unaudited pro forma consolidated balance sheet has been prepared as of March 31, 2013 and gives effect to the sale as if it had occurred on that date. We prepared the unaudited pro forma adjustments based on the terms of the sale transaction and the financial position and results of operations of the real estate development segment for the periods presented.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of actual or future financial position or results of operation that would have occurred or will occur as a result of the sale. These pro forma consolidated financial statements are based upon, and should be read in conjunction with, the historical consolidated financial statements of NewMarket Corporation, including the related notes to the financial statements.

NewMarket Corporation and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet

(In thousands, unaudited)

	March 31, 2013
	As Reported	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$64,013	$140,056	(a)	$204,069
Trade and other accounts receivable, net	331,155	0		331,155
Inventories	321,339	0		321,339
Deferred income taxes	7,451	0		7,451
Prepaid expenses and other current assets	34,256	2,500	(a)	36,756

Total current assets	758,214	142,556		900,770

Property, plant, and equipment, at cost	1,078,658	(108,532)		970,126
Less accumulated depreciation and amortization	718,064	(12,378)		705,686

Net property, plant, and equipment	360,594	(96,154	) (b)	264,440

Prepaid pension cost	12,800	0		12,800
Deferred income taxes	53,960	1,979	(b)	55,939
Other assets and deferred charges	67,443	(8,085	) (b)	59,358
Intangibles (net of amortization) and goodwill	28,378	0		28,378

Total assets	$1,281,389	$40,296		$1,321,685

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$115,675	$0		$115,675
Accrued expenses	65,549	0		65,549
Dividends payable	10,282	0		10,282
Book overdraft	5,149	0		5,149
Long-term debt, current portion	5,193	0		5,193
Income taxes payable	25,294	17,144	(c)	42,438

Total current liabilities	227,142	17,144		244,286

Long-term debt	425,422	0		425,422
Other noncurrent liabilities	210,256	(666	) (b)	209,590

Total liabilities	862,820	16,478		879,298

Shareholders’ equity:
Common stock and paid in capital	0	0		0
Accumulated other comprehensive loss	(127,381)	3,960	(d)	(123,421)
Retained earnings	545,950	19,858	(e)	565,808

	418,569	23,818		442,387

Total liabilities and shareholders’ equity	$1,281,389	$40,296		$1,321,685

NewMarket Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per-share amounts, unaudited)

	Three Months Ended March 31, 2013
	As Reported	Adjustments (f)	Pro Forma

Revenue:
Net sales - product	$559,750	$0	$559,750
Rental revenue	2,858	(2,858)	0

	562,608	(2,858)	559,750

Costs:
Cost of goods sold - product	391,343	0	391,343
Cost of rental	1,068	(1,068)	0

	392,411	(1,068)	391,343

Gross profit	170,197	(1,790)	168,407

Selling, general, and administrative expenses	40,941	0	40,941
Research, development, and testing expenses	31,021	0	31,021

Operating profit	98,235	(1,790)	96,445

Interest and financing expenses, net	5,109	(327)	4,782
Other income, net	747	0	747

Income from continuing operations before income tax expense	93,873	(1,463)	92,410
Income tax expense	26,038	(569)	25,469

Income from continuing operations	$67,835	$(894)	$66,941

Earnings per share - basic and diluted	$5.07		$5.00

NewMarket Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per-share amounts, unaudited)

	Three Months Ended March 31, 2012
	As Reported	Adjustments (f)	Pro Forma

Revenue:
Net sales - product	$559,821	$0	$559,821
Rental revenue	2,858	(2,858)	0

	562,679	(2,858)	559,821

Costs:
Cost of goods sold - product	392,075	0	392,075
Cost of rental	1,068	(1,068)	0

	393,143	(1,068)	392,075

Gross profit	169,536	(1,790)	167,746

Selling, general, and administrative expenses	36,908	(1)	36,907
Research, development, and testing expenses	27,895	0	27,895

Operating profit	104,733	(1,789)	102,944

Interest and financing expenses, net	4,482	(1,135)	3,347
Loss on early extinguishment of debt	3,221	0	3,221
Other income, net	1,773	0	1,773

Income from continuing operations before income tax expense	98,803	(654)	98,149
Income tax expense	32,256	(254)	32,002

Income from continuing operations	$66,547	$(400)	$66,147

Earnings per share - basic and diluted	$4.96		$4.93

NewMarket Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per-share amounts, unaudited)

	Year Ended December 31, 2012
	As Reported	Adjustments (f)	Pro Forma

Revenue:
Net sales - product	$2,211,878	$0	$2,211,878
Rental revenue	11,431	(11,431)	0

	2,223,309	(11,431)	2,211,878

Costs:
Cost of goods sold - product	1,581,393	0	1,581,393
Cost of rental	4,386	(4,386)	0

	1,585,779	(4,386)	1,581,393

Gross profit	637,530	(7,045)	630,485

Selling, general, and administrative expenses	154,209	(2)	154,207
Research, development, and testing expenses	117,845	0	117,845

Operating profit	365,476	(7,043)	358,433

Interest and financing expenses, net	10,815	(2,380)	8,435
Loss on early extinguishment of debt	9,932	(840)	9,092
Other expense, net	3,338	0	3,338

Income from continuing operations before income tax expense	341,391	(3,823)	337,568
Income tax expense	101,798	(1,502)	100,296

Income from continuing operations	$239,593	$(2,321)	$237,272

Earnings per share - basic and diluted	$17.85		$17.68

NewMarket Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per-share amounts, unaudited)

	Year Ended December 31, 2011
	As Reported	Adjustments (f)	Pro Forma
Revenue:
Net sales - product	$2,138,127	$0	$2,138,127
Rental revenue	11,431	(11,431)	0

	2,149,558	(11,431)	2,138,127

Costs:
Cost of goods sold - product	1,586,145	0	1,586,145
Cost of rental	4,386	(4,386)	0

	1,590,531	(4,386)	1,586,145

Gross profit	559,027	(7,045)	551,982

Selling, general, and administrative expenses	151,602	(3)	151,599
Research, development, and testing expenses	105,496	0	105,496
Gain on legal settlement, net	38,656	0	38,656

Operating profit	340,585	(7,042)	333,543

Interest and financing expenses, net	18,820	(4,669)	14,151
Other expense, net	18,048	0	18,048

Income from continuing operations before income tax expense	303,717	(2,373)	301,344
Income tax expense	96,810	(923)	95,887

Income from continuing operations	$206,907	$(1,450)	$205,457

Basic earnings per share	$15.10		$14.99

Diluted earnings per share	$15.09		$14.98

NewMarket Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per-share amounts, unaudited)

	Year Ended December 31, 2010
	As Reported	Adjustments (f)	Pro Forma
Revenue:
Net sales - product	$1,786,076	$0	$1,786,076
Rental revenue	11,316	(11,316)	0

	1,797,392	(11,316)	1,786,076

Costs:
Cost of goods sold - product	1,277,505	0	1,277,505
Cost of rental	4,428	(4,428)	0

	1,281,933	(4,428)	1,277,505

Gross profit	515,459	(6,888)	508,571

Selling, general, and administrative expenses	136,967	(3)	136,964
Research, development, and testing expenses	91,188	0	91,188

Operating profit	287,304	(6,885)	280,419

Interest and financing expenses, net	17,261	(4,593)	12,668
Other expense, net	10,047	0	10,047

Income from continuing operations before income tax expense	259,996	(2,292)	257,704
Income tax expense	82,871	(914)	81,957

Income from continuing operations	$177,125	$(1,378)	$175,747

Basic earnings per share	$12.12		$12.02

Diluted earnings per share	$12.09		$12.00

Notes:

a.	To record cash proceeds from the sale of certain real property (the sale) owned by Foundry Park I (Foundry Park), net of legal fees, broker’s commissions, and other closing costs totaling $1.0 million. Pursuant to the terms of the Purchase and Sale Agreement, $2.5 million of the cash proceeds will be held in escrow for 12 months from the closing date and are reflected in “Prepaid expenses and other current assets.”
b.	To eliminate the net book value of the property, plant, and equipment, as well as to eliminate other assets and liabilities of Foundry Park.
c.	To record estimated taxes payable on the gain on the sale. The effective tax rate on the gain on the sale differs from the statutory tax rate due to differences in the book basis and tax basis of certain assets and liabilities of Foundry Park.
d.	To reclassify into earnings the accumulated unrealized loss, net of tax, related to the construction loan interest rate swap and mortgage loan interest rate swap. Refer to Note 16 of the Notes to Consolidated Financial Statements included in NewMarket Corporation’s 2012 Form 10-K.
e.	To record the estimated gain on the sale as if the sale had occurred on March 31, 2013.
f.	To eliminate the historical revenue and expenses for Foundry Park, as if the sale had occurred at the beginning of each of the periods presented.